UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A INFORMATION

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

JASPER THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026 You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Jasper Therapeutics, Inc. c/o Continental Proxy Services 1 State Street, New York NY 10004 Jasper Therapeutics, Inc. 2200 Bridge Pkwy Suite #102 Redwood City, CA 94065 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on July 31, 2026 *Stockholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares. Dear Stockholder, The 2026 Annual Meeting of Stockholders of Jasper Therapeutics, Inc. will be held virtually at https://cstproxy.com/JasperTherapeutics/2026 on Friday, July 31, 2026, at 10:00 a.m. Pacific Time. Proposals to be considered at the Annual Meeting: (1) Election of two Class II directors to serve until the 2029 annual meeting of stockholders; (2) Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and (3) Advisory vote on approval of the compensation of the named executive officers. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1 and “FOR” Proposals 2 and 3. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote during the Meeting – If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/JasperTherapeutics/2026 Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. CONTROL NUMBER The Proxy Materials are available for review at: https://www.cstproxy.com/JasperTherapeutics/2026

2026 Jasper Therapeutics, Inc. 2200 Bridge Pkwy Suite #102 Redwood City, CA 94065 Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders to be Held On Friday, July 31, 2026 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/JasperTherapeutics/2026 the Company’s Annual Report on Form 10-K for the year ended December 31, 2025; the Company’s 2026 Proxy Statement; the Proxy Card; and any amendments to the foregoing materials that are required to be furnished to stockholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before July 17, 2026 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/JasperTherapeutics/2026 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line